SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 9, 2000





                           THISTLE GROUP HOLDINGS, CO.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  000-24353                 23-2960768
------------------------------  -----------------------       --------------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
     of incorporation)                                        Identification
                                                                 Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                   19128
-----------------------------------------------------         ----------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------
                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           THISTLE GROUP HOLDINGS, CO.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.       Other Events
              ------------

              On February 8, 2000, the Registrant issued a press release announcing that it had organized a broker-dealer to conduct business as TGH Securities. The transaction is further described in a press release, dated February 8, 2000, which is attached as Exhibit 99 to this report.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

(c)           Exhibits:

              99       Press Release dated February 8, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            THISTLE GROUP HOLDINGS, CO.



Date:  February 9, 2000                     By: /s/John F. McGill, Jr.
                                                --------------------------------
                                                John F. McGill, Jr.
                                                Chief Executive Officer